SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549

       __________________________________________


                        FORM 8-K

                     CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE

             SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) July 27, 2000


                FirstFed Financial Corp.
 (Exact name of registrant as specified in its charter)



    Delaware                               1-9566                 95-4087449
(State of Incorporation)           (Commission File No.)       (IRS Employer
                                                          Identification No.)



401 Wilshire Boulevard, Santa Monica, California,                 90401-1490
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code             (310)319-6000




Total number of pages is 9
Index to Exhibit is on Page 3.

Item 5.  Other Events.

On July 27, 2000, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as Exhibit 99.

Item 7.  Financial Statements and Exhibits

     a)  Financial Statements of businesses acquired.

         Not applicable.

     b)  Pro forma financial information.

         Not applicable.

     c)  Exhibits

         99.  Press release dated July 27, 2000.



                   S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FIRSTFED FINANCIAL CORP.




Dated:  July 27, 2000           By:/S/ Douglas J. Goddard
                                   -------------------------
                                   Douglas J. Goddard
                                   Chief Financial Officer

                     INDEX TO EXHIBITS

Item                                              Page

99           Press Release dated July 27, 2000     4

FIRSTFED REPORTS RESULTS FOR THE SECOND QUARTER OF 2000


     Santa Monica,  California,  July 27, 2000 --FirstFed
Financial  Corp.  (NYSE-FED),  parent  company  of  First
Federal  Bank  of   California,   today   announced   net
earnings of $9.4 million or 54 cents per share of common stock for the second quarter of 2000, compared to $9.1 million or 47 cents per share for the second quarter of 1999. Quarterly earnings increased compared to last year due to growth in net interest income and decreased legal expenses. Decreased gain on sale of loans and lower income from real estate operations offset the increased earnings. All per-share earnings are presented on a diluted basis.

     Net earnings for the first six months of 2000 were $18.2 million or $1.03 per share, compared to $18.0 million or $0.90 per share for the first six months of 1999. The increase in net earnings resulted from the same factors that affected second quarter earnings.

     Net  interest  income  increased  during  the second
quarter  and  first  six  months of 2000 due to growth in
average  interest-earning  assets  and $501  thousand  in
additional  dividends  received  from  the  Federal  Home
Loan Bank of San Francisco.  Loan  originations  for both
the second  quarter  and first six months of 2000 grew as
a result of  increased  borrower  demand  for  adjustable
rate  loans  that the  Bank  typically  maintains  in its
portfolio.  Also,  the Bank  purchased  $125.2 million in
loans  at  the  end of  the  first  quarter  of  2000  in
conjunction  with the  acquisition of two retail branches
with  deposits  totaling  $168.5  million.  As a  result,
average   interest-earning   assets   increased  to  $3.9
billion and $3.8 billion during the second quarter and first six months of 2000 from $3.5 billion during both the second quarter and first six months of 1999.

     Gain on sale of loans decreased during the second quarter and first six months of 2000 due to a lower volume of loans sold. Borrower demand for fixed rate loans originated for sale by the Bank decreased due to higher interest rates on those mortgages.

     Income from real estate operations  decreased during
the  second  quarter  and first six months of 2000 due to
decreased  levels of  foreclosed  real estate  during the
periods.   The   Bank's   level   of   foreclosures   and
delinquencies  has  continued  to  improve as a result of
the strong  Southern  California  economy and real estate
market.   Non-performing   assets  were  0.27%  of  total
assets as of June 30, 2000, compared to 0.40% of total assets as of December 31, 1999 and 0.45% of total assets as of June 30, 1999.

     The Company  recorded  net loan loss  recoveries  of
$219  thousand and $786  thousand for the second  quarter
and  first   six   months   of  2000   respectively.   In
comparison, net loan charge-offs were $764 thousand and $1.2 million for the second quarter and first six months of 1999, respectively. The Company's general valuation allowance was $71.9 million or 1.93% of loans and real estate owned as of June 30, 2000, compared to $70.3 million or 2.15% as of December 31, 1999 and $68.6 million or 2.28% at June 30, 1999.

    The ratio of non-interest  expense to average assets
decreased  to 1.22% for the  second  quarter of 2000 from
1.38%  for  the   comparable   1999  period.   The  ratio
decreased to 1.23% for the first six months of 2000 from 1.37% for the first six months of 1999. The decreased ratios were attributable to growth in average assets, and a decline in legal expenses.

     The  Company   repurchased  821,500  shares  of  its
common  stock at an  average  price of $12.39  during the
first  six  months  of  2000.   As  of  June  30,   2000,
889,016 shares remain eligible for repurchase under the Company's authorized repurchase program.

     At  June  30,  2000,  First  Federal  Bank  met  the
capital    requirements    necessary    to   be    deemed
"well-capitalized" for regulatory capital purposes. It has 26 full-service retail banking offices and 4 retail loan offices.



              KEY FINANCIAL RESULTS FOLLOW



                  FIRSTFED FINANCIAL CORP.
                     AND SUBSIDIARY
     CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
        (Dollars in thousands, except per share data)
                       (Unaudited)


                                             June 30,              December 31,
ASSETS                                         2000                     1999


Cash and cash equivalents                      $55,867               $101,807
Investment securities,
available-for-sale (at  fair value)            147,428                151,195
Mortgage-backed securities,
available-for-sale (at fair value)             391,214                428,641
Loans receivable, held-for-sale
fair value of  $1,245 and $2,324)                1,245                  2,303
Loans receivable, net                        3,458,146              3,058,244
Accrued interest and dividends receivable       25,038                 21,825
Real estate                                      2,153                  2,236
Office properties and equipment, net            11,349                 11,745
Investment in Federal Home Loan Bank
 (FHLB) stock, at cost                          74,700                 71,722
Other assets                                    15,792                  6,787
                                            $4,182,932             $3,856,505


LIABILITIES

Deposits                                    $2,141,868             $2,061,357
FHLB advances and other borrowings           1,454,000              1,169,000
Securities sold under agreements to
repurchase                                     327,610                363,635
Accrued expenses and other liabilities          22,873                 31,380
                                             3,946,351              3,625,372

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
 authorized 100,000,000 shares; issued 23,274,263
 and 23,269,051 shares, outstanding
 17,206,773 and 18,023,061 shares                  233                   233
Additional paid-in capital                      31,598                31,561
Retained earnings - substantially restricted   293,132               274,946
Loan to employee stock ownership plan           (1,806)               (1,759)
Treasury stock, at cost,
 6,067,490 and 5,245,990 shares                (75,743)              (65,568)
Accumulated other comprehensive loss,
 net of taxes                                  (10,833)               (8,280)
                                               236,581               231,133
                                            $4,182,932            $3,856,505



                        FIRSTFED FINANCIAL CORP.
                            AND SUBSIDIARY
   CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
            (Dollars in thousands, except per share data)

                                      Three Months Ended     Six Months Ended
                                        June 30,                 June 30,
                                      2000          1999     2000        1999

Interest income:
  Interest on loans                   $  66,487   $ 53,324   $127,613  $107,331
  Interest on mortgage-backed
  securities                              6,096      7,043     12,238    14,652
  Interest and dividends on investments   3,872      3,330      7,706     6,451
    Total interest income                76,455     63,697     147,557  128,434
Interest expense:
  Interest on deposits                   24,508     21,268      47,638   43,932
  Interest on borrowings                 25,780     17,210      47,772   34,118
    Total interest expense               50,288     38,478      95,410   78,050

Net interest income                      26,167     25,219      52,147   50,384
Provision for loan losses                     -          -           -        -
Net interest income
  after provision for losses             26,167     25,219      52,147   50,384

Other income:
  Loan and other fees                       794      1,099       1,532    2,384
  Gain on sale of  loans                     38        504           3    1,087
  Real estate operations, net               476      1,526         438    1,828
   Other operating income                 1,110      1,028       2,170    1,991
    Total other income                    2,418      4,157       4,143    7,290

Non-interest expense
  Compensation                            6,809      6,637      13,439   13,627
  Occupancy                               2,021      1,991       3,977    3,889
  Goodwill amortization                     399        121         425      242
  Other expenses                          3,341      4,364       6,974    7,943
    Total non-interest expense           12,570     13,113      24,815   25,701

Earnings before income taxes             16,015     16,263      31,475   31,973
Income tax provision                      6,664      7,160      13,289   13,955
Net earnings                             $9,351     $9,103     $18,186  $18,018

Other comprehensive loss,
 net of taxes                               (42)    (7,302)     (2,553)  (6,676)
Comprehensive earnings                   $9,309    $ 1,801     $15,633  $11,342

Earnings per share:
  Basic                                  $ 0.54    $  0.47     $  1.04  $  0.90
  Diluted                                $ 0.54    $  0.47     $  1.03  $  0.90

Weighted average shares outstanding:
  Basic                             17,225,285 19,331,157  17,522,641 19,939,106
  Diluted                           17,330,584 19,529,207  17,629,206 20,118,593



                 KEY FINANCIAL RESULTS ARE HIGHLIGHTED BELOW


                                            Quarter Ended June 30,
                                     2000                       1999
                            (Dollars in thousands, except per share data)

  End of period:
      Total assets                   $4,182,932              $ 3,628,584
      Cash and securities            $  203,295              $   263,762
      Mortgage-backed securities     $  391,214              $   480,727
      Loans                          $3,459,391              $ 2,768,246
      Goodwill                       $   10,843              $     1,058
      Deposits                       $2,141,868              $ 2,012,504
      Borrowings                     $1,781,610              $ 1,340,100
      Stockholders' equity           $  236,581              $   236,105
      Book value per share           $    13.75              $     12.22
      Tangible book value per share  $    13.12              $     12.16
      Stock price (period-end)       $    14.13              $     19.25
      Total loan servicing portfolio $4,279,167              $ 3,749,823
      Loans serviced for others      $  346,594              $   403,403
      % of Adjustable mortgages           92.80%                   92.59%

   Other data:
      Employees (full-time equivalent)      466                      472
      Branches                               26                       24
      Loan Offices                            4                        6


                                        Quarter Ended June 30,
                                     2000                     1999
                                        (Dollars in thousands)

  Asset quality:
  Real estate (foreclosed)          $    2,120              $      3,981
  Non-accrual loans                 $    8,976              $     12,171
  Non-performing assets             $   11,096              $     16,152
  Non-performing assets to
  total assets                            0.27%                     0.45%
  General valuation allowance(GVA)  $   71,895              $     68,637
  GVA to assets with loss exposure *      1.93%                     2.28%
  Loans sold with recourse          $  157,613              $    192,601
  GVA for loans sold with recourse  $   12,824              $     12,824
  GVA to loans sold with recourse         8.14%                     6.66%
  Modified loans (notimpaired)      $      917              $      4,374
  Impaired loans, net               $   10,000              $     12,275
  Allowance for impaired loans      $    1,792              $      5,644

Capital ratios:
  Tangible capital ratio                  5.51%                     7.85%
  Core capital ratio                      5.51                      7.85
  Risk-based capital ratio               10.94                     14.88
  Net worth to assets ratio               5.66                      6.51

*   Primarily the Bank's loans receivable


                                Three Months Ended           Six Months Ended
                                    June 30,                      June 30,
                                2000        1999             2000         1999

Selected ratios:
  Expense ratios:
    Efficiency ratio            44.03%      45.41%          44.09%      45.42%
    Expense-to-average-assets
    ratio                        1.22        1.38            1.23        1.37
  Return on average assets       0.91        0.96            0.90        0.96
  Return on average equity      16.06        15.43          15.66       14.83

Yields earned and rates paid:
  Average yield on loans and
   mortgage-backed securities    7.64%        7.39%          7.61%       7.43%
 Average yield on investment
   portfolio **                  5.89         5.14           6.04        5.03
 Average yield on all interest-
   earning assets **             7.57         7.27           7.54        7.30
 Average rate paid on deposits   4.59         4.13           4.54        4.20
 Average rate paid on borrowings 6.20         5.47           6.05        5.54
 Average rate paid on all
   interest-bearing liabilities  5.29         4.64           5.19        4.70
   Interest rate spread          2.28         2.63           2.35        2.60
   Effective net spread          2.44         2.80           2.53        2.77




                                Three Months Ended          Six Months Ended
                                      June 30,                  June 30,
Averages:                       2000         1999           2000        1999

  Average loans
   and mortgage-backed
   securities              $3,786,079     $3,272,833     $3,657,015  $3,289,283
  Average investments  ***    157,131        180,659        170,311     182,420
  Average interest-earning
   assets  ***              3,943,210      3,453,492      3,827,326   3,471,703
  Average deposits          2,146,295      2,063,939      2,109,439   2,109,079
  Average borrowings        1,670,431      1,261,228      1,585,304   1,240,162
  Average interest-bearing
   liabilities              3,816,726      3,325,167      3,694,743   3,349,241
 Excess of interest-earning
   assets over interest-bearing
   liabilities             $  126,484      $ 128,325      $ 132,583   $ 122,462


Loan originations          $  286,888      $ 210,879      $ 626,086   $ 406,125


**   Excludes    FHLB   stock    dividends    and   other miscellaneous items.
***  Excludes FHLB stock.